UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2023

Golden Arrow Merger Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 E. 53rd Street, 13th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-2214

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	GAMCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GAMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GAMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the special meeting (defined below), on March 15, 2023, Golden Arrow Merger Corp. (the “Company”) and Continental Stock Transfer & Trust Company entered into an amendment to the Investment Management Trust Agreement, dated March 15, 2023, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”). A copy of the amendment to the Trust Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The information provided in Item 2.03 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the Extension Payments (as defined below), on March 17, 2023, the Company issued an unsecured promissory note in the aggregate amount of $567,130 (the “Note”) to Golden Arrow Sponsor, LLC (the “Sponsor”). On March 17, 2023, the Company deposited an Extension Payment in the amount of $63,015, representing $0.03 per public share, which enabled the Company to extend the period of time it has to consummate its initial business combination by one month from March 19, 2023 to April 19, 2023. The Extension (as defined below) is the first of nine one-month extensions permitted under the Company’s Charter (as defined below).

The Note bears no interest and the principal balance is payable on the date of the consummation of the Company’s initial business combination. The Note is not convertible into private placement warrants. The Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable. The principal balance may be prepaid at any time.

A copy of the Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the special meeting, on March 15, 2023, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (as amended, the “Charter”) which became effective upon filing. A copy of the certificate of amendment to the Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 15, 2023, the Company held a special meeting in lieu of its 2023 annual meeting of stockholders (the “special meeting”). On February 7, 2023, the record date for the special meeting, there were 35,937,500 shares of common stock outstanding entitled to be voted at the special meeting (consisting of 28,750,000 shares of Class A common stock and 7,187,500 shares of Class B common stock of the Company), approximately 76.1% of which were represented in person or by proxy at the special meeting.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the special meeting are as follows:

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1. Charter Amendment Proposal

The stockholders approved the proposal to amend the Company’s Charter (the “Charter Amendment”), to extend the date by which the Company has to consummate a business combination for an additional nine months, from March 19, 2023 (the “Termination Date”) to up to December 19, 2023 by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time after the Termination Date, until December 19, 2023 or a total of up to nine months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date”, provided that the Sponsor (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “trust account”) an amount determined by multiplying $0.03 by the number of public shares then outstanding, up to a maximum of $105,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”). The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,733,288	3,097,106	0	0

2. Trust Amendment Proposal

The stockholders approved the proposal to amend the Investment Management Trust Agreement, dated as of March 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company and (the “Trust Agreement”), in the form set forth as Annex B to the proxy statement (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,733,288	3,097,106	0	0

Re-election of Class I Directors

On March 15, 2023, the holders of Class B common stock of the Company re-elected each of Jacob Doft, Brett Barth and Lloyd Dean as Class I directors, each to serve for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Under the Company’s Charter, holders of Class B common stock have the exclusive right to elect, remove and replace any director.

Item 8.01. Other Events.

In connection with the votes to approve the Extension, the holders of 26,649,519 shares of Class A common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.16 per share, for an aggregate redemption amount of approximately $270.8 million, leaving approximately $21.3 million in the trust account.

On March 16, 2023, the Sponsor voluntarily converted the 7,047,500 shares of Class B common stock of the Company it held into 7,047,500 shares of Class A common stock of the Company in accordance with the Company’s Charter.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Golden Arrow Merger Corp., dated March 15, 2023.
10.1	Amendment to the Investment Management Trust Agreement, dated March 15, 2023, by and between Golden Arrow Merger Corp. and Continental Stock Transfer & Trust Company.
10.2	Promissory Note, dated March 17, 2023, issued by Golden Arrow Merger Corp. to Golden Arrow Sponsor LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Arrow Merger Corp.

By:	/s/ Timothy Babich
	Name:	Timothy Babich
	Title:	Chief Executive Officer

Date: March 21, 2023

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